EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of PRG-Schultz International, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James B. McCurry, President, Chairman of the Board and Chief Executive Officer of the Company and I, Peter Limeri., Chief Financial Officer and Treasurer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of the undersigned's knowledge: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



May 15, 2006                          By:       /s/ James B. McCurry
                                              ----------------------------------
                                                       James B. McCurry
                                               President, Chairman of the Board
                                                  and Chief Executive Officer
                                                 (Principal Executive Officer)


May 15, 2006                          By:       /s/ Peter Limeri
                                              ----------------------------------
                                                         Peter Limeri
                                                  Chief Financial Officer and
                                                           Treasurer
                                                 (Principal Financial Officer)